Summary Prospectus March 1, 2026
JPMorgan Income Builder Fund Class/Ticker: A/JNBAX; C/JNBCX; I/JNBSX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2026, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 43 and in “Financial Intermediary-Specific Sales Charge Waivers” in Appendix A of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.
SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load), as a % of Original Cost of the Shares	NONE[1]	1.00%	NONE
1
For purchases under $250,000.
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.42%	0.42%	0.42%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.35	0.35	0.35
Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.10	0.10	0.10
Acquired Fund Fees and Expenses	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.06	1.56	0.81
Fee Waivers and/or Expense Reimbursements [1]	-0.31	-0.31	-0.21
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimburse- ments [1]	0.75	1.25	0.60
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, extraordinary expenses and Acquired Fund Fees and Expenses relating to funds for which the Fund’s adviser or an affiliate thereof is not the adviser) exceed 0.75%, 1.25% and 0.60% of the average daily net assets of Class A, Class C and Class I Shares, respectively (the “fee limitation amount”). To the extent that the Fund invests in a fund for which the Fund’s adviser or an affiliate thereof is the adviser (an “affiliated fund”), then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the affiliated fund’s management agreement. These waivers are in effect through 2/28/27, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/27 and total annual fund operating expenses fee thereafter. Your actual costs may be higher or lower.
IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	523	743	980	1,659
CLASS C SHARES ($)	227	462	821	1,696
CLASS I SHARES ($)	61	238	429	982

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	523	743	980	1,659
CLASS C SHARES ($)	127	462	821	1,696
CLASS I SHARES ($)	61	238	429	982
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. J.P Morgan Investment Management, Inc. (JPMIM or the adviser) buys and sells securities and investments for the Fund based on the adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations. The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are below investment grade. With respect to below investment grade debt securities (known as junk bonds), the Fund currently expects to invest no more than 70% of its total assets in such securities. The Fund may also invest up to 35% of its total assets in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). The Fund may invest up to 60% of its total assets in equity securities, including common stocks, equity-linked notes (ELNs) and equity securities of real estate investment trusts (REITs). ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying instruments within the ELN. In addition to investments in equity securities, the Fund may also invest up to 25% in preferred securities and convertible securities that have characteristics of both equity and debt securities. The Fund has broad discretion to use other types of equity, debt, and investments that have characteristics of both debt and equity securities as part of its principal investment strategies. These include mortgage backed, mortgage-related and asset-backed securities, including collateralized mortgage obligations and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities, dollar rolls, REITs, inflation-linked securities including Treasury Inflation Protected Securities (TIPS), when-issued securities and forward commitments.
The Fund may invest in other mutual funds and ETFs within the same group of investment companies (i.e., J.P. Morgan Funds) and, for the limited purposes described below, passive ETFs that are managed by unaffiliated investment advisers (unaffiliated passive ETFs). A passive ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, markets, factors, regions or industries. The Fund may also invest in unaffiliated closed-end registered investment companies (collectively with unaffiliated passive ETFs and J.P. Morgan Funds, underlying funds). In addition, the Fund may seek to gain passive exposure to one or more markets by investing directly in the securities underlying a particular index. To the extent the Fund invests in underlying mutual funds, the adviser expects to select J.P. Morgan Funds without considering or canvassing the universe of unaffiliated mutual funds available, even though there may (or may not) be one or more unaffiliated mutual funds that investors might regard as more attractive for the Fund or that have superior returns. For passive ETFs, the adviser expects to use a J.P. Morgan ETF unless the adviser determines in its sole discretion the investment is not available. To the extent that an investment in a J.P. Morgan passive ETF is not available, only then will the adviser consider an unaffiliated passive ETF. For actively-managed underlying mutual funds and ETFs, the adviser limits its selection to J.P. Morgan Funds.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps (including but not limited to credit default swaps and credit default swap indices) to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.
The Fund may enter into lending agreements under which the Fund would lend money for temporary purposes directly to another J.P. Morgan Fund through a credit facility, subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
High Yield Securities and Loan Risk. The Fund may invest in securities including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Derivatives Risk. Derivatives, including futures contracts, foreign currency transactions, options, swaps, forward foreign currency contracts, and currency futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more ordinary income and short-term capital gain subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. Government-related organizations may not have the funds to meet their payment obligations in the future.
Investment Company and Pooled Investment Vehicle Risk. The Fund may invest in shares of other investment companies, including J.P. Morgan Funds, unaffiliated closed-end funds, unaffiliated passive ETFs and other pooled investment vehicles, including those holding commodities, currencies or commodity futures. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF, closed-end fund or pooled investment vehicle designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs, closed-end funds or pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. There may be no active market for shares of certain closed-end funds or pooled investment vehicles (especially those not traded on exchanges) and such shares may be highly illiquid. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. In addition, the adviser’s authority to allocate investments among J.P. Morgan Funds and unaffiliated funds creates conflicts of interest. For example, investing in J.P. Morgan Funds could cause the Fund to incur higher fees and could cause the adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan Funds.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. The effects of high portfolio turnover may adversely affect Fund performance.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities or liquidating other investments to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Interfund Lending Risk. A delay in repayment to the Fund from a borrowing fund could result in lost opportunity costs. Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the Fund could take possession of collateral that the Fund is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the Fund.
Equity-Linked Notes Risk. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. The Fund’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the MSCI World Index (net total return), a broad-based securities market index and a customized blend of unmanaged indexes weighted as follows: 60% MSCI World Index (net total return) and 40% Bloomberg U.S. Aggregate Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Subsequent to the inception of the Fund on 5/31/07 until 12/18/09, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS − CLASS A SHARES

Best Quarter	2nd quarter, 2020	9.99%
Worst Quarter	1st quarter, 2020	-14.58%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	8.27%	3.77%	5.35%
Return After Taxes on Distributions	5.96	1.67	3.52
Return After Taxes on Distributions and Sale of Fund Shares	4.99	2.08	3.45
CLASS C SHARES
Return Before Taxes	11.84	4.21	5.41
CLASS I SHARES
Return Before Taxes	13.50	4.88	5.98
MSCI WORLD INDEX (Net Total Return) Reflects No Deduction for Fees, Expenses, or Taxes)	21.09	12.15	12.17
60% MSCI WORLD INDEX (Net Total Return) / 40% BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	15.51	7.13	8.23
After-tax returns are shown for only the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Schoenhaut	2007	Managing Director
Eric J. Bernbaum	2014	Executive Director
Gary Herbert	2021	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
In general, you may purchase or redeem shares on any business day:
●
Through your Financial Intermediary
●
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
●
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-IB-ACI-326